UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 21, 2012

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 23, 2012, Liberty Interactive Corporation (the “Company”) issued a press release (the “Earnings Release”) setting forth information, including financial information regarding certain of its privately held assets, which is intended to supplement the financial statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2012.

This Item 2.02 and the Earnings Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the year ended December 31, 2011, and other than the portions thereof filed as part of Exhibit 99.5, are being furnished to the SEC.

Item 7.01.  Regulation FD Disclosure

On February 21, 2012, the Company announced that Chris Shean, Senior Vice President and CFO of the Company, will be presenting at the Morgan Stanley Technology, Media, and Telecom Conference on Tuesday, February 28th at 2:10 p.m., Pacific Time at the Palace Hotel in San Francisco, CA. During his presentation, Mr. Shean may make observations regarding the Company’s financial performance and outlook and other matters.

Also on February 21, 2012, the Company announced that Greg Maffei, President and CEO of the Company, will be presenting at the Deutsche Bank 2012 Media and Telecom Conference on Monday, February 27th at 6:15 p.m., Eastern Time at The Breakers Hotel in Palm Beach, FL. During his presentation, Mr. Maffei may make observations regarding the Company’s financial performance and outlook and other matters.

This Item 7.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibits 99.2 and 99.3 regarding these speaking engagements are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

Item 8.01.  Other Events

Press Release Regarding the Proposed Recapitalization

On February 23, 2012, the Company announced that its board of directors had approved the recapitalization of the Company’s common stock into shares of the corresponding series of two new tracking stocks, Liberty Interactive and Liberty Ventures. Information related to the proposed recapitalization is set forth in the press release filed herewith as Exhibit 99.4 in compliance with Rule 425 of the Securities Act of 1933, as amended (the “Securities Act”), and which is hereby incorporated by reference into this Item 8.01.

Earnings Call and Slide Show Presentation

Also on February 23, 2012, the Company held an earnings call (the “Earnings Call”) and made available on its website a slide show presentation (the “Slide Show”) for reference during the Earnings Call. In each of the Earnings Release, the Earnings Call and the Slide Show, the Company discussed the proposed recapitalization of the Company. The Earnings Release, the transcript from the Earnings Call and the Slide Show are all archived on or accessible from the Company’s website.

The portions of the Earnings Release, the portions of the transcript from the Earnings Call and the portions of the Slide Show that relate to the discussion of the proposed recapitalization are being filed herewith as Exhibit 99.5 to this Current Report on Form 8-K in compliance with Rule 425 of the Securities Act and are hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Press Release dated February 23, 2012
99.2	Press Release dated February 21, 2012
99.3	Press Release dated February 21, 2012
99.4	Press Release dated February 23, 2012
99.5	Excerpts of communications relating to the proposed recapitalization

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2012

LIBERTY INTERACTIVE CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated February 23, 2012
99.2	Press Release dated February 21, 2012
99.3	Press Release dated February 21, 2012
99.4	Press Release dated February 23, 2012
99.5	Excerpts of communications relating to the proposed recapitalization